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                                 GOVERNOR FUNDS

                                   PROSPECTUS

                       SUPPLEMENT DATED DECEMBER 1, 1999
                      TO PROSPECTUS DATED NOVEMBER 1, 1999

     Capitalized terms not defined in this Supplement have the meaning assigned to them in the Prospectus.

     The following replaces the first and second paragraphs of the section "Fund Management -- Portfolio Managers."

     William C. Martindale, Jr. is responsible for the day-to-day management of the Established Growth Fund's portfolio and the Aggressive Growth Fund's portfolio. Mr. Martindale has over 25 years of equity investment experience. Mr. Martindale also managed the corresponding CIF of the Aggressive Growth Fund since July 1, 1994. Mr. Martindale co-founded the Sub-Advisor in 1989 and serves as its Chief Investment Officer. Prior to 1989, Mr. Martindale served in various investment-related capacities with Dean Witter Reynolds.

                                                                    18B-1617ADD1